SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2003

Chart Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Landerbrook Drive, Suite 150, Cleveland, Ohio         44124

(Address of principal executive offices)                         (Zip Code)

Registrant’s telephone number, including area code:    (440) 753-1490

(Former Name or Former Address, if Changed Since Last Report)

Item 3.    Bankruptcy or Receivership

(a) On July 8, 2003, Chart Industries, Inc. (the “Company”) and certain of its U.S. subsidiaries filed voluntary petitions for reorganization relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), Case No. 03-12114. None of the Company’s non-U.S. subsidiaries are included in this filing. The Company remains in possession of its assets and properties, and continues to operate its businesses and manage its properties as a “debtor-in-possession” pursuant to the Bankruptcy Code. The Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the Chapter 11 filing.

As previously announced on May 1, 2003, the Company and its senior lenders reached an agreement in principle on a restructuring plan (the “Restructuring”). The Company intends to effectuate the Restructuring by means of a Joint Prepackaged Reorganization Plan (the “Plan”), which was filed with the Bankruptcy Court. A copy of the Plan is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Plan has been accepted by 100% of the holders of the Company’s senior debt that voted on the Plan, but remains subject to Bankruptcy Court approval.

(b) Not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

99.1 Press Release of the Company, dated July 8, 2003.

99.2 Joint Prepackaged Reorganization Plan, dated July 8, 2003.

99.3 Disclosure Statement, dated June 20, 2003.

Item 9.    Regulation FD Disclosure.

In connection with the filing of the Plan, the Company filed a Disclosure Statement with the Bankruptcy Court for its approval. The Disclosure Statement was used in the prepetition solicitation of votes from the Company’s senior lenders with respect to the Plan. A copy of the Disclosure Statement is attached hereto as Exhibit 99.3 and incorporated into Item 9 by reference.

Chart Industries is furnishing this information under “Item 9. Regulation FD Disclosure” and under “Item 12. Results of Operations and Financial Condition” of this Current Report in accordance with SEC Release No. 33-8216. Chart Industries has reported its historical results of operations and financial condition on a consolidated basis including the results of all consolidated subsidiaries. The Disclosure Statement filed as Exhibit 99.3 to this report contains additional information concerning the results of operations and financial condition of Chart Industries and its subsidiaries for completed fiscal periods that has not been included in such past historical filings. To the extent that such additional information is deemed to be subject to disclosure under Item 12 of Form 8-K, the appropriate pages of the Disclosure Statement are incorporated into Item 12 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2003	CHART INDUSTRIES, INC.
	By:	/s/ MICHAEL F. BIEHL
Michael F. Biehl Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release of the Company, dated July 8, 2003.
99.2	Joint Prepackaged Reorganization Plan, dated July 8, 2003.
99.3	Disclosure Statement, dated June 20, 2003.

E-1